                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE


                        [MICROSURGE LOGO APPEARS HERE]
- ------------                                                       ------------
   NUMBER                      Microsurge, Inc.                       SHARES
- ------------                                                       ------------

THIS CERTIFICATE IS TRANSFERABLE                                   COMMON STOCK
  IN BOSTON, MA OR NEW YORK, NY                                  $.001 PAR VALUE

- --------------------------------------------------------------------------------
  THIS CERTIFIES THAT                                        CUSIP 594954 10 9





  is the owner of
- --------------------------------------------------------------------------------

 FULLY PAID AND NON-ASSESSABLE SHARES, $.001 PAR VALUE, OF THE COMMON STOCK OF Microsurge, Inc. transferable only upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and By-laws of the Corporation as from time to time amended.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, Microsurge, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

     Dated:

     /s/ Kathleen A. Barry                          /s/ E. James Hutchen

              TREASURER                    PRESIDENT AND CHIEF EXECUTIVE OFFICER


                 [Microsurge Inc. corporate seal appears here]



COUNTERSIGNED AND REGISTERED:
         STATE STREET BANK AND TRUST COMPANY
By:                                       TRANSFER AGENT
                                           AND REGISTRAR

                                    AUTHORIZED SIGNATURE

                               Microsurge, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - __________ Custodian __________
                           (Cust)               (Minor)
                         under Uniform Gifts to Minors
                         Act _____________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.


For value received ____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
+------------------------------------+
|                                    |
+------------------------------------+------------------------------------------


- --------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                                                                          Shares
- -------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
- -----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
       ----------------------------


                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                    OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        ---------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.